Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of Safeguard Scientifics, Inc. (the “Company”) on Form 10-Q for the three months ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Davis, Executive Vice President and Chief Administrative and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m(a)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

SAFEGUARD SCIENTIFICS, INC.

Date: November 9, 2005	CHRISTOPHER J. DAVIS
Christopher J. Davis
Executive Vice President and Chief Administrative and Financial Officer

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